Doug Foshee President and Chief Executive Officer Banc of America Annual Investor Conference September 20, 2005 the place to work the neighbor to have the company to own

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, our ability to implement and achieve our objectives in the long- range plan, including achieving our debt-reduction targets; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; our ability to meet production volume targets in our Production segment; uncertainties associated with exploration and production activities; our ability to successfully execute, manage, and integrate acquisitions; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

El Paso Overview Premier natural gas pipeline franchise One of largest independent producers Turnaround almost complete Significant leverage to favorable commodity fundamentals Excellent progress on asset sales/debt reduction

Significant Progress in Turnaround Liquidity Net debt Asset sales Range of businesses Corporate structure Stressed $20.5 billion Long-Range Plan (LRP) goal: $3.3 billion-$3.9 billion Incremental goal: $1.2 billion-$1.6 billion Pipes, E&P, marketing & trading, petroleum, chemical, domestic & international power, midstream, others Large corporate center 5 divisions Strong $15.9 billion* $4.3 billion sold under LRP $1.4 billion announced or closed Pipes, E&P, marketing (out of or exiting all other) Small corporate center-push functions to businesses 2 divisions December 2003 Current *As of June 30, 2005 5

Gas consumption in the power sector will grow substantially 200 GWs of gas-fired generating capacity built since 2000 Domestic supply grows slowly More than $20 billion in infrastructure required over next 5 Years U.S. Natural Gas Market Macro Overview 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Other 2.59 2.594 2.609 2.591 2.606 2.623 2.642 2.678 2.697 2.761 2.777 2.788 2.798 2.921 2.926 Residential 5.303 5.454 5.736 5.509 5.595 5.753 5.776 5.837 5.849 5.927 6.032 6.149 6.174 6.212 6.262 Commercial 3.454 3.537 3.639 3.497 3.531 3.572 3.566 3.584 3.586 3.656 3.761 3.857 3.872 3.88 3.902 Industrial 7.663 8.17 7.558 7.753 7.901 7.694 7.446 7.598 8.037 8.476 8.555 8.39 8.36 8.655 8.732 Power Generation 5.451 5.881 5.292 5.479 5.799 6.162 6.542 7.154 7.667 8.254 8.486 8.84 9.233 10.047 10.433 25.991 25.335 25.176 24.964 25.153 25.345 25.553 25.858 26.02 26.37 26.393 26.452 26.433 27.905 27.816 Domestic supply Demand Growth 2004-2014 Other Residential Commercial Industrial Power Generation +5.0 Tcf +1.0 Tcf +0.4 Tcf +0.7 Tcf +0.3 Tcf Source: CERA and FERC Consumption & Supply in Tcf

Pipeline Group Overview

Leading Natural Gas Infrastructure Key Statistics 58,000 miles 1/3 of daily U.S. throughput 40% of U.S. growth capital in 2005* Distinguishing Features Unmatched connectivity Superior market presence Favorable recontracting position Outstanding growth potential Elba Island *Source: Energy Information Association

Connectivity Strength: Market Citygates Plants SNG SNG Delivery Points/Areas 75 SNG delivery points to Alagasco 49 SNG delivery points to AGL Intensive Connections

Connectivity Strength: Supply Strong presence Hub-to-hub service Diversity Most GOM take away capacity

El Paso's Pipelines Unmatched for Growth Projects Superior presence Market Supply basins $586 MM 2004 $550 MM 2005 +- $450 MM 2006-2008 *In addition to +- $450 MM/year maintenance capex Why is this good? Growth Capital Commitment*

Production Company Overview

Early Culture Shifts/Focus Items Basin dominance Inadequate pre-investment analysis Poor portfolio management Deep exploration emphasis Production growth through capex Best in basin Consistent and disciplined risk and reserve determination Comprehensive mapping with life-of-property exploitation plans Capital allocation to full risk spectrum Short-term focus on existing properties and base production. Long-term emphasis on value creation Old New

El Paso Production Well Positioned in Key U.S. Natural Gas Basins

Production Company Overview Production stabilized Creating value at $4.75/MMBtu GOM, Onshore, and Brazil performing well Texas Gulf Coast developing low-risk inventory 1Includes volumes attributable to Four Star equity 2Assumes no effects from Hurricane Katrina 1Q 2004 2004 2005E 2005 Exit Avg. Daily Production 901 814 787 790 Equity 0 0 24 70 Range 0 0 0 40 901 814 810+2 860-9002 Equity Equity 70 24 Average Daily Production1 (MMcfe/d)

Dramatic Shift Towards Onshore Production Key takeaways Onshore production almost doubles as percentage of total Business more predictable R/P goes from 6.2 to 7.4 How was this accomplished? Shifted capital towards Onshore mid-2004 Successful drilling program Medicine Bow accelerates process 80% proved reserves in core Onshore areas Onshore TGC GOM 25 34 41 Onshore TGC GOM International 47 20 25 8 Onshore 25% Onshore 47% GOM 41% GOM 25% International 8% TX Gulf Coast 34% TX Gulf Coast 20% 1Q 2004 2005E Exit

Texas Gulf Coast Turnaround Well Underway Focused on deep, expensive wells Generally 100% working interest Success defined by high flow rates Wheels came off in 2003 New management Changed risk profile Success measured by PVR Building inventory of low-risk prospects Leveraging large acreage position Problems Response Situation analogous to successful GOM turnaround

Creating More Value in Shallower Objectives Historical focus was lower Vicksburg Multi-pay environment offers attractive, shallower options PVR increases from 1.2 to 2.1 Note: Estimates based on per well data for a South Texas well Sand Resistivity (HC Indicator)

Good Progress in Texas Gulf Coast Early returns very good El Paso has ^ 200,000 net acre position to evaluate/leverage Expect solid inventory for 2006 capital program Hamman Ranch 361 Hamman Ranch 471 Hamman Ranch 601 Salinas M 03 Hamman Ranch 71 Renger 2 Saga 1 U. Vicksburg U. Vicksburg L. Vicksburg L. Vicksburg U. Vicksburg L. Wilcox U. Vicksburg $1.0 $0.9 $2.3 $2.1 $1.8 $5.3 $3.0 6.1 9.5 11.0 3.4 1.2 2 15.0 Completing; sets up 3 offsets Formation Capex ($ MM) Initial Production (MMcf/d) Monte Christo Monte Christo Monte Christo Jeffress Monte Christo Speaks La Copita Field 19 1Recompletions 2Testing continuing

Production Company Summary Very confident in completing E&P turnaround Program creating value at plan prices Business becoming more predictable More onshore production Longer R/P Strong outlook for 2006

Outlook for 2006

Substantial Leverage to Natural Gas & Oil Prices 5 6 7 8 9 10 $MM Revenue 1803 1953 2105 2377 2649 2891 Cash Loss from Legacy Hedges -90 -173 -257 -341 -424 -508 $ MM Revenue Cash Loss from Legacy Hedges Assumed Gas Price $/MMBtu $5 $6 $7 $8 $9 $10 Current Strip Potential 2006 Impact Assumptions: 330 Bcfe*; 10% basis differential and oil priced at 6x gas $10 gas price implies $670 MM incremental cash vs. $5 *For illustrative purposes: Will provide 2006 guidance in January; assumes high end of 2005 exit rate

Cost Reductions Continue Greenway lease's approximate $50 MM annual costs gone after 2007 Political risk insurance cost which peaked at more than $25 MM per year essentially eliminated with sale of foreign assets D&O insurance annual expense of $35 MM reduced by nearly one-half after 2005 Outside legal costs of approximately $55 MM per year expected to come down in 2006 and down sharply in 2007 Accounting and audit annual costs of $45 MM to be trimmed by one-third after 2005 Trading costs reduce as book continues to shrink

Summary El Paso has made rapid progress Pipelines performing great; outlook great Production turnaround complete by year end Shaping up for a great 2006

Appendix

Production Related Derivative Schedule See El Paso's form 10-Q filed 8/5/05 and form 10-K/A filed 6/15/05 for additional information on the company's derivative activity 1Hedge price and cash price are identical for 2007-2012 Note: As of August 30, 2005

Doug Foshee President and Chief Executive Officer Banc of America Annual Investor Conference September 20, 2005 the place to work the neighbor to have the company to own